January 1, 2026 (as revised October 22, 2026)

American Century Investments
Prospectus

	Ticker:	Exchange:
American Century® Mid Cap Growth Insights ETF	ACMG	Cboe BZX Exchange, Inc.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Table of Contents

Fund Summary	2
Investment Objective	2
Fees and Expenses	2
Principal Investment Strategies	2
Principal Risks	3
Fund Performance	4
Portfolio Management	5
Purchase and Sale of Fund Shares	5
Tax Information	5
Payments to Broker-Dealers and Other Financial Intermediaries	5
Objectives, Strategies and Risks	6
Management	8
Investing in the Fund	10
Share Price and Distributions	12
Taxes	14
Additional Information	16
Financial Highlights	17

©2026 American Century Proprietary Holdings, Inc. All rights reserved.

Fund Summary
Investment Objective
The fund seeks long-term capital growth.
Fees and Expenses
The following table describes the fees and expenses you may pay if you buy, hold, and sell shares of the fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fee[1]	0.39%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.39%
1    The management fee has been restated to reflect a decrease in the management fee effective October 12, 2026.
Example
The example below is intended to help you compare the costs of investing in the fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods, that you earn a 5% return each year, and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 year	3 years	5 years	10 years
$40	$126	$219	$493
Portfolio Turnover
The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 44% of the average value of its portfolio.
Principal Investment Strategies
The portfolio managers look for stocks of medium capitalization companies they believe will increase in value over time, using proprietary fundamental research. The portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts.
When evaluating a security’s potential for financial return, portfolio managers seek companies with attractive returns on invested capital that are demonstrating or expected to demonstrate long-term business improvement. Analytical indicators helping to identify or forecast signs of business improvement could include accelerating earnings or revenue growth rates, increasing cash flows, or other indications of the relative strength of a company’s business. This analysis supports the portfolio managers’ decisions to buy or hold the stocks of companies that meet their selection criteria and sell the stocks of companies whose characteristics no longer meet their criteria. Guided by this fundamental analysis, the advisor applies systematic risk controls and portfolio construction techniques to generate trade recommendations, which the portfolio managers use in an effort to improve efficiency, capacity, and liquidity.
The fund will invest principally in exchange-traded common stocks. Under normal market conditions, the portfolio managers will invest at least 80% of the fund’s assets in securities of medium-capitalization companies. The portfolio managers consider medium capitalization companies to include those whose market capitalizations at the time of purchase are within the total capitalization range of the Russell Midcap® Growth Index. Though market capitalizations will change from time to time, as of June 30, 2026, the fund considers companies with market capitalizations between $2.5 billion and $92.7 billion to be medium capitalization companies. The fund may purchase securities of small and large capitalization companies as well. The fund is nondiversified and normally invests in a relatively limited number of companies
The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. This may cause higher transaction costs and may affect performance. It may also result in the realization and distribution of capital gains.
The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. When deciding whether to buy or sell a security, and how and when to implement a trade, portfolio managers may consider the expected implementation costs and tax consequences of the trade in an attempt to gain trading efficiencies, avoid unnecessary risk, minimize tax impact, and/or enhance fund performance.
Principal Risks
•Authorized Participant Concentration Risk — Only an authorized participant may engage in creation or redemption transactions directly with the fund. The fund may have a limited number of institutions that act as authorized participants. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other authorized participant is able to step forward to process creation and/or redemption orders, fund shares may trade at a discount to net asset value (NAV) and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.
•    Nondiversification Risk — The fund is classified as nondiversified. A nondiversified fund may invest a greater percentage of its assets in a smaller number of securities than a diversified fund. This gives the portfolio managers the flexibility to hold large positions in a smaller number of securities. If so, a price change in any one of those securities may have a greater impact on the fund’s share price than would be the case in a diversified fund and the fund may be more volatile than if it was diversified.
•    Sector Risk — If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund. Companies in the same sector may be similarly affected by economic, regulatory, political or market events, or conditions, making the fund more vulnerable to unfavorable developments in that economic sector.
•    Growth Stocks Risk — Investments in growth stocks may be more volatile than other stocks and the overall stock market. These stocks are typically priced higher than other stocks because of their growth potential, which may or may not be realized.
•    Mid Cap Stocks Risk — The fund invests in medium-capitalization and smaller companies, which may be more volatile and subject to greater risk than larger companies. Smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies, which could lead to higher transaction costs.
•    Style Risk — If at any time the market is not favoring the fund’s growth investment style, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.
•    Market Trading Risk — The fund faces numerous market trading risks, including the potential lack of an active market for fund shares, losses from trading in secondary markets, periods of high volatility and disruption in the creation and/or redemption process of the fund. Any of these factors, among others, may lead to the fund’s shares trading at a premium or discount to NAV. Thus, you may pay more (or less) than NAV when you buy shares of the fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. The portfolio managers cannot predict whether shares will trade above (premium), below (discount) or at NAV.
•    Price Volatility Risk — The value of the fund’s shares may fluctuate significantly in the short term.
•    Market Risk — The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
•    Large Shareholder Risk — Certain shareholders, including other funds advised by the advisor, may from time to time own a substantial amount of the shares of the fund. In addition, a third-party investor, the advisor or an affiliate of the advisor, an authorized participant, a market maker, or another entity may invest in the fund and hold its investment for a limited period of time solely to facilitate commencement of the fund or to facilitate the fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the fund would be maintained at such levels or that the fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Cboe BZX Exchange, Inc. (Cboe) and may therefore have a material upward or downward effect on the market price of the shares.
•    Principal Loss Risk — At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Fund Performance
The following bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year. The table shows how the fund’s average annual returns for the periods shown compared with those of a broad measure of market performance. The table also shows returns for the Russell Midcap® Growth Index, which the advisor considers to be more representative of the fund's investment strategy. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. For current performance information, please visit americancentury.com.
Sales charges and account fees, if applicable, are not reflected in the bar chart. If those charges were included, returns would be less than those shown.
Calendar Year Total Returns
Highest Performance Quarter (1Q 2024): 14.11% Lowest Performance Quarter (2Q 2022): -21.30%
As of September 30, 2025, the most recent calendar quarter end, the fund’s year-to-date return was 10.23%.

Average Annual Total Returns For the calendar year ended December 31, 2024	1 year	Since Inception	Inception Date
American Century Mid Cap Growth Insights ETF Shares
Return Before Taxes	19.40%	10.65%	07/13/2020
Return After Taxes on Distributions	19.35%	10.64%	07/13/2020
Return After Taxes on Distributions and Sale of Fund Shares	11.52%	8.43%	07/13/2020
Russell 3000® Index (reflects no deduction for fees, expenses or taxes)	23.81%	16.14%	—
Russell Midcap® Growth Index (reflects no deduction for fees, expenses or taxes)	22.10%	11.75%	—
After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or IRAs.

Portfolio Management
Investment Advisor
American Century Investment Management, Inc.
Portfolio Managers
Stephen Quance, Senior Vice President, CIO of Disciplined Equity and Head of Analytics and Strategy Implementation, has been a member of the team that manages the fund since 2026.
Nalin Yogasundram, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since its inception.
Yusuf Anwar, M.D., CFA, Portfolio Manager and Senior Investment Analyst, has been a member of the team that manages the fund since 2021.
Rahul Jadhav, CFA, Portfolio Manager and Senior Investment Analyst, has been a member of the team that manages the fund since 2021.
Purchase and Sale of Fund Shares
The fund is a nontransparent active ETF. Fund shares may only be bought and sold in a secondary market through a broker-dealer at a market price. ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the fund (bid) and the lowest price a seller is willing to accept for shares of the fund (ask) when buying or selling shares in the secondary market (bid-ask spread). Investors can find information on the fund’s NAV, market price, premiums and discounts, and bid-ask spread at americancentury.com.
Tax Information
Fund distributions are generally taxable as ordinary income or capital gains, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account (in which case you may be taxed upon withdrawal of your investment from such account).
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the fund through a broker-dealer or other financial intermediary (such as a bank), the advisor and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Objectives, Strategies and Risks
What is the fund’s investment objective?
The fund seeks long-term capital growth. The fund’s investment objective is a nonfundamental investment policy and may be changed by the Board of Trustees without approval by shareholders upon 30 days’ notice.
What are the fund’s principal investment strategies?
The portfolio managers look for stocks of medium capitalization companies they believe will increase in value over time, using proprietary fundamental research. The portfolio managers make their investment decisions based primarily on their analysis of individual companies, rather than on broad economic forecasts.
When evaluating a security’s potential for financial return, portfolio managers seek companies with attractive returns on invested capital that are demonstrating or expected to demonstrate long-term business improvement. Analytical indicators helping to identify or forecast signs of business improvement could include accelerating earnings or revenue growth rates, increasing cash flows, or other indications of the relative strength of a company’s business. This analysis supports the portfolio managers’ decisions to buy or hold the stocks of companies that meet their selection criteria and sell the stocks of companies whose characteristics no longer meet their criteria. Guided by this fundamental analysis, the advisor applies systematic risk controls and portfolio construction techniques to generate trade recommendations, which the portfolio managers use in an effort to improve efficiency, capacity, and liquidity.
Under normal market conditions, the portfolio managers will invest at least 80% of the fund’s assets in securities of medium capitalization companies. The portfolio managers consider medium capitalization companies to include those whose market capitalizations at the time of purchase are within the total capitalization range of the Russell Midcap® Growth Index. Though market capitalizations will change from time to time, as of as of June 30, 2026, the fund considers companies with market capitalizations between $2.5 billion and $92.7 billion to be medium capitalization companies. The fund may purchase securities of small and large capitalization companies as well. The fund is nondiversified and normally invests in a relatively limited number of companies. The fund will invest principally in exchange-traded common stocks.
The portfolio managers do not attempt to time the market. Instead, under normal market conditions, they intend to keep the fund essentially fully invested in stocks regardless of the movement of stock prices generally.
In the event of adverse market, economic, political, or other conditions, the fund may take temporary defensive positions that are inconsistent with the fund’s principal investment strategies. To the extent the fund assumes a defensive position, it may not achieve its investment objective.
The fund may engage in active and frequent trading of portfolio securities to achieve its principal investment strategies. A higher portfolio turnover rate may indicate higher transaction costs and may affect the fund’s performance. Higher portfolio turnover also may result in the realization and distribution of capital gains, including short-term capital gains.
The fund is an actively managed exchange-traded fund (ETF) that does not seek to replicate the performance of a specified index. When deciding whether to buy or sell a security, and how and when to implement a trade, portfolio managers may consider the expected implementation costs and tax consequences of the trade in an attempt to gain trading efficiencies, avoid unnecessary risk, minimize tax impact, and/or enhance fund performance.
A description of the policies and procedures with respect to the disclosure of the fund’s portfolio securities is available in the statement of additional information. Portfolio holdings can be viewed online at americancentury.com.
What are the principal risks of investing in the fund?
•Authorized Participant Concentration Risk — Only an authorized participant may engage in creation or redemption transactions directly with the fund. The fund may have a limited number of institutions that act as authorized participants, none of which are obligated to engage in creation or redemption transactions. To the extent that these institutions exit the business or are unable to proceed with creation and/or redemption orders with respect to the fund and no other authorized participant is able to step forward to process creation and/or redemption orders, fund shares may trade at a discount to net asset value (NAV) and possibly face trading halts and/or delisting. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.
•    Nondiversification Risk — The fund is classified as nondiversified. A nondiversified fund may invest a greater percentage of its assets in a smaller number of securities than a diversified fund. This gives the portfolio managers the flexibility to hold large positions in a smaller number of securities. If so, a price change in any one of those securities may have a greater impact on the fund’s share price than would be the case in a diversified fund and the fund may be more volatile than if it was diversified.
•    Sector Risk — If the fund is overweighted in a stock or sector, any negative development related to that stock or sector will have a greater impact on the fund. Companies in the same sector may be similarly affected by economic, regulatory, political or market events, or conditions, making the fund more vulnerable to unfavorable developments in that economic sector.

•    Growth Stocks Risk — Investments in growth stocks may be more volatile than other stocks and the overall stock market. These stocks are typically priced higher than other stocks because of their growth potential, which may or may not be realized.
•    Mid Cap Stocks Risk — The fund invests in medium-capitalization and smaller companies, which may be more volatile and subject to greater risk than larger companies. Smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies, which could lead to higher transaction costs.
•    Style Risk — If at any time the market is not favoring the fund’s growth investment style, the fund’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.
•    Market Trading Risk — Although shares of the fund are listed for trading on one or more stock exchanges, there can be no assurance that an active trading market for such shares will develop or be maintained. There are no obligations of market makers to make a market in the fund’s shares or of an authorized participant to submit purchase or redemption orders for Creation Units. Decisions by market makers or authorized participants to reduce their role or step away from these activities in times of market stress could inhibit the effectiveness of the arbitrage process in maintaining the relationship between the underlying value of the fund’s portfolio securities and the fund’s market price. This reduced effectiveness could result in fund shares trading at a premium or discount to its NAV and also greater than normal intraday bid/ask spreads.
Shares of the fund may trade in the secondary market at times when the fund does not accept orders to purchase or redeem shares. At such times, shares may trade in the secondary market with more significant premiums or discounts than might be experienced at times when the fund accepts purchase and redemption orders. Secondary market trading in fund shares may be halted by a stock exchange because of market conditions or other reasons, and may be subject to trading halts caused by extraordinary market volatility pursuant to “circuit breaker” rules on the stock exchange or market. There can be no assurance that the requirements necessary to maintain the listing or trading of fund shares will continue to be met or will remain unchanged. In addition, during a “flash crash,” the market prices of the fund’s shares may decline suddenly and significantly. Such a decline may not reflect the performance of the portfolio securities held by the fund. Flash crashes may cause authorized participants and other market makers to limit or cease trading in the fund’s shares for temporary or longer periods. Shareholders could suffer significant losses to the extent that they sell fund shares at these temporarily low market prices.
Shares of the fund may trade at prices other than NAV. Thus, you may pay more (or less) than NAV when you buy shares of the fund in the secondary market, and you may receive less (or more) than NAV when you sell those shares in the secondary market. While the creation/redemption feature is designed to make it likely that the fund’s shares normally will trade on stock exchanges at prices close to the fund’s next calculated NAV, market prices are not expected to correlate exactly with the fund’s NAV due to timing reasons as well as market supply and demand factors. In addition, disruptions to creations and redemptions or extreme market volatility may result in trading prices for shares of the fund that differ significantly from its NAV. The portfolio managers cannot predict whether shares will trade above (premium), below (discount) or at NAV.
When buying or selling shares of the fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has a lot of trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity. During times of market stress, spreads may widen causing investors to pay more.
•    Price Volatility Risk — The value of the fund’s shares may fluctuate significantly in the short term.
•    Market Risk — The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
•    Large Shareholder Risk — Certain shareholders, including other funds advised by the advisor, may from time to time own a substantial amount of the shares of the fund. In addition, a third-party investor, the advisor or an affiliate of the advisor, an authorized participant, a market maker, or another entity may invest in the fund and hold its investment for a limited period of time solely to facilitate commencement of the fund or to facilitate the fund’s achieving a specified size or scale. There can be no assurance that any large shareholder would not redeem its investment, that the size of the fund would be maintained at such levels or that the fund would continue to meet applicable listing requirements. Redemptions by large shareholders could have a significant negative impact on the fund. In addition, transactions by large shareholders may account for a large percentage of the trading volume on the Cboe and may therefore have a material upward or downward effect on the market price of the shares.
•    Principal Loss Risk — At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Management
Who manages the fund?
The Board of Trustees, investment advisor and fund management team play key roles in the management of the fund.
The Board of Trustees
The Board of Trustees is responsible for overseeing the advisor’s management and operations of the fund pursuant to the management agreement. In performing their duties, Board members receive detailed information about the fund and its advisor regularly throughout the year, and meet at least quarterly with management of the advisor to review reports about fund operations. The trustees’ role is to provide oversight and not to provide day-to-day management. The majority of the trustees are independent of the fund’s advisor. They are not employees, directors or officers of, and have no financial interest in, the advisor or any of its affiliated companies (other than as shareholders of American Century Investments funds), and they do not have any other affiliations, positions or relationships that would cause them to be considered “interested persons” under the Investment Company Act of 1940 (Investment Company Act).
The Investment Advisor
The fund’s investment advisor is American Century Investment Management, Inc. (the advisor). The advisor has been managing investment companies since 1958 and is headquartered at 4500 Main Street, Kansas City, Missouri 64111.
The advisor is responsible for managing the investment portfolio of the fund and directing the purchase and sale of its investment securities. The advisor also arranges for transfer agency, custody and all other services necessary for the fund to operate.
For the services it provides to the fund, the advisor receives a unified management fee based on a percentage of the daily net assets of the fund. The amount of the fee is calculated daily and paid monthly in arrears. The advisor pays all expenses of managing and operating the fund, other than the management fee payable to the advisor, brokerage and other transaction fees and expenses relating to the acquisition and disposition of portfolio securities, acquired fund fees and expenses, interest, taxes, litigation expenses, extraordinary expenses, and expenses incurred in connection with the provision of shareholder and distribution services under a plan adopted pursuant to Rule 12b-1 under the Investment Company Act (if any). The advisor may pay unaffiliated third parties who provide recordkeeping and administrative services that would otherwise be performed by an affiliate of the advisor.

Management Fees Paid by the Fund to the Advisor As a Percentage of Average Net Assets for the Fiscal Year Ended August 31, 2025
American Century Mid Cap Growth Insights ETF	0.45%
A discussion regarding the basis for the Board of Trustees’ approval of the fund’s investment advisory agreement with the advisor is available on the fund’s website and filed on the fund’s Form N-CSR for the fiscal period ended August 31, 2025.
The Fund Management Team
The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for a fund as they see fit, guided by the fund’s investment objective and strategy. Within the universe of securities selected by the Portfolio Managers, and keeping with the fund’s investment objective and strategy and portfolio risk, other members of the investment team adjust the portfolio for tax efficiency and other ETF-specific considerations, but generally do not make day-to-day investment decisions for the fund.
The individuals on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.
Stephen Quance
Mr. Quance, Senior Vice President, CIO of Disciplined Equity and Head of Analytics and Strategy Implementation, has been a member of the team that manages the fund since 2026. He joined American Century Investments in 2023. Prior to joining American Century Investments, Mr. Quance was the Global Director of Factor Investing from 2019 to 2023 at Invesco Ltd. He has a bachelor of science in civil and environmental engineering from Rice University and an MBA from The University of Texas, McCombs School of Business.
Nalin Yogasundram
Mr. Yogasundram, Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since its inception. Prior to joining American Century, he was an equity analyst for T. Rowe Price. He has bachelor’s degree in electrical engineering from the University of Arkansas, a master’s degree in electrical engineering from Southern Methodist University and an MBA from The Wharton School of the University of Pennsylvania.

Yusuf Anwar
Dr. Anwar, Portfolio Manager and Senior Investment Analyst, has been a member of the team that manages the fund since joining American Century Investments in 2021 as a senior investment analyst and became a portfolio manager in 2025. Prior to joining American Century Investments, Dr. Anwar was a Senior Analyst at Cinctive Capital. He also held prior roles as an analyst at Moore Capital and Point72 Asset Management. He has a bachelor’s degree in economics from CUNY Brooklyn College & Macaulay Honors College. He also holds an M.D. from the SUNY Downstate College of Medicine. He is a CFA charterholder and a member of the CFA Institute.
Rahul Jadhav
Mr. Jadhav, Portfolio Manager and Senior Investment Analyst, has been a member of the team that manages the fund since 2021. He joined American Century Investments in 2021 as a senior investment analyst and became a portfolio manager in 2025. Prior to joining American Century Investments, Mr. Jadhav was a Vice President, Senior Equity Research Analyst at Voya Investment Management. He holds a bachelor’s degree in electrical engineering from the Indian Institute of Technology in Mumbai, India, a post-graduate diploma in management from the Indian Institute of Management in Kolkata, India, and an MBA from the Columbia Business School. Mr. Jadhav is a CFA charterholder and a member of the CFA Institute.
The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.
Fundamental Investment Policies
Shareholders must approve any change to the fundamental investment policies contained in the statement of additional information. The Board of Trustees and/or the advisor may change any other policies, including the fund’s investment objective, or investment strategies described in this prospectus or otherwise used in the operation of the fund at any time, subject to applicable notice provisions.

Investing in the Fund
Buying and Selling Shares
Shares of the fund may be acquired or redeemed directly from the fund only in Creation Units or multiples thereof, as discussed below. Only an authorized participant may engage in creation and redemption transactions directly with the fund. Once created, shares of the fund generally trade in the secondary market in amounts less than a Creation Unit.
Shares of the fund are listed on a national securities exchange for trading during the trading day. Shares can be bought and sold throughout the trading day like shares of other publicly traded companies. American Century ETF Trust (the trust) does not impose any minimum investment for shares of the fund purchased on an exchange. Shares of the fund trade under the following ticker symbol: ACMG.
Buying or selling fund shares on an exchange involves two types of costs that may apply to all securities transactions. When buying or selling shares of the fund through a broker, you will likely incur a brokerage commission or other charges determined by your broker. The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. In addition, you may incur the cost of the “spread,” that is, any difference between the bid price and the ask price. The spread varies over time for shares of the fund based on the fund’s trading volume and market liquidity, and is generally lower if the fund has a lot of trading volume and market liquidity, and higher if the fund has little trading volume and market liquidity. This fund may trade at a wider bid/ask spread than ETFs that publish their portfolios on a daily basis, especially during periods of market volatility.
The fund’s primary listing exchange is the Cboe (Listing Exchange), which is open for trading Monday through Friday and is closed on weekends and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Washington’s Birthday, Good Friday, Memorial Day, Juneteenth National Independence Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
Book Entry
Shares of the fund are held in book-entry form, which means that no share certificates are issued. The Depository Trust Company (DTC) or its nominee is the record owner of all outstanding shares of the fund and is recognized as the owner of all shares for all purposes.
Investors owning shares of the fund are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for shares of the fund. DTC participants include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other securities that you hold in book-entry or “street name” form.
Frequent Trading Practices
The Board of Trustees has not adopted a policy of monitoring for frequent purchases and redemptions of fund shares (frequent trading). The Board of Trustees believes that a frequent trading policy is unnecessary because fund shares are listed for trading on a national securities exchange. Therefore, it is unlikely that a shareholder could take advantage of a potential arbitrage opportunity presented by a lag between a change in the value of the fund’s portfolio securities after the close of the primary markets for the fund’s portfolio securities and the reflection of that change in the fund’s NAV (market timing), because the fund generally sells and redeems its shares directly through transactions that are in-kind and/or for cash, subject to the conditions described below under Creations and Redemptions.
Investments by Other Investment Companies
Section 12(d)(1) of the Investment Company Act restricts investments by investment companies in the securities of other investment companies. Registered investment companies are permitted to invest in the fund beyond the limits set forth in Section 12(d)(1), subject to certain terms and conditions set forth in SEC rules. In order for an unaffiliated registered investment company to invest in shares of the fund beyond the limitations of Section 12(d)(1) pursuant to Rule 12d1-4, the registered investment company must enter into an agreement with the trust.

Creations and Redemptions
Prior to trading in the secondary market, shares of the fund are “created” at NAV by market makers, large investors and institutions only in block-size units called “Creation Units.” All orders to purchase Creation Units must be placed by or through an authorized participant that has entered into an authorized participant agreement (AP Agreement) with Foreside Fund Services, LLC (the distributor). Only an authorized participant may create or redeem Creation Units directly with the fund.
A creation transaction, which is subject to acceptance by the trust, generally takes place when an authorized participant deposits into the fund a designated portfolio of securities and/or cash (which may include cash in lieu of certain securities) in exchange for a specified number of Creation Units. Similarly, shares can be redeemed only in Creation Units, generally for a designated portfolio of securities and/or cash (which may include cash in lieu of certain securities). With respect to the fund, redemptions are generally on an in-kind basis, but the fund reserves the right to meet redemptions in cash. Except when aggregated in Creation Units, shares are not redeemable by the fund.
The prices at which creations and redemptions occur are based on the next calculation of NAV after a creation or redemption order is received in a proper form under the AP Agreement. The portfolio of securities required for purchase of a Creation Unit is generally the same as the portfolio of securities the fund will deliver upon redemption of fund shares, except under certain circumstances (such as when particular portfolio securities are unavailable or difficult to obtain). As a result of any system failure or other interruption, creation or redemption orders either may not be executed according to the fund’s instructions or may not be executed at all, or the fund may not be able to place or change such orders.
Creations and redemptions must be made through a firm that is either a broker-dealer or other participant in the Continuous Net Settlement System of the National Securities Clearing Corporation or a DTC participant and, in either case, has executed an AP Agreement with the distributor. Information about the procedures regarding creations and redemptions of Creation Units (including the cut-off times for receipt of creation and redemption orders) is included in the fund’s statement of additional information (SAI).
Because new shares may be created and issued on an ongoing basis, at any point during the life of the fund a “distribution,” as such term is used in the Securities Act of 1933 (Securities Act), may be occurring. Broker-dealers and other persons are cautioned that some activities on their part may, depending on the circumstances, result in their being deemed participants in a distribution in a manner that could render them statutory underwriters and subject to the prospectus delivery and liability provisions of the Securities Act. Any determination of whether one is an underwriter must take into account all the relevant facts and circumstances of each particular case.
Broker-dealers should also note that dealers who are not “underwriters” but are participating in a distribution (as contrasted to ordinary secondary transactions), and thus dealing with shares that are part of an “unsold allotment” within the meaning of Section 4(a)(3)(C) of the Securities Act, would be unable to take advantage of the prospectus delivery exemption provided by Section 4(a)(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is available only with respect to transactions on a national securities exchange.
In addition, certain affiliates of the fund and the advisor may purchase and resell fund shares pursuant to this prospectus.

Share Price and Distributions
Share Price
The price of fund shares is based on market price. The trading prices of the fund’s shares in the secondary market generally differ from the fund’s daily NAV and are affected by market forces such as supply and demand, economic conditions and other factors.
Calculation of NAV
American Century Investments will price the fund shares purchased or redeemed by authorized participants based on the net asset value (NAV) next determined after an order is received in good order by the fund’s transfer agent. We determine the NAV of the fund as of the close of regular trading (usually 4 p.m. Eastern time) on the Cboe on each day the Cboe is open. On days when the Cboe is closed (including certain U.S. national holidays), we do not calculate the NAV.

The net asset value, or NAV, of the fund is the current value of the fund’s assets, minus any liabilities, divided by the number of shares of the fund outstanding.
The value of the securities and other assets and liabilities held by the fund are determined by the advisor, as the valuation designee, pursuant to its valuation policies and procedures. The fund’s Board of Trustees oversees the valuation designee and at least annually reviews its valuation policies and procedures. Valuations are determined in accordance with applicable federal securities laws and accounting principles generally accepted in the United States.
Portfolio securities for which market quotations are readily available are valued at their market price. Equity securities (including exchange traded funds) and other equity instruments for which market quotations are readily available are valued at the last reported official closing price or sale price as of the time the NAV is determined. If the fund invests in futures contracts, futures contracts are generally valued at the settlement price as provided by the exchange or clearing corporation. Portfolio securities primarily traded on foreign securities exchanges that are generally open later than the Cboe are valued at the last sale price reported at the time the NAV is determined.
If the valuation designee determines that the market price for a portfolio security is not readily available or is believed by the valuation designee to be unreliable, such security is valued at fair value as determined in good faith by the valuation designee, in accordance with its policies and procedures. If the valuation designee determines that the valuation methods mentioned above do not reflect the security's fair value, the valuation designee will use other valuation methodologies to value a security if the fair valuation would materially impact the fund's NAV. Circumstances that may cause the fund to determine that market quotations are not available or reliable include, but are not limited to:
•when there is a significant event subsequent to the market quotation;
•trading in a security has been halted during the trading day; or
•trading in a security is insufficient or did not take place due to a closure or holiday.
If such circumstances occur, the valuation designee will fair value the security if the fair valuation would materially impact the fund’s NAV. While fair value determinations involve judgments that are inherently subjective, these determinations are made in good faith in accordance with the valuation designee’s valuation policies and procedures.
The effect of using fair value determinations is that the fund’s NAV will be based, to some degree, on security valuations that the valuation designee reasonably believes are fair rather than being solely determined by the market.
Equity securities with no current day last sale or official close price may be priced at the mean of the bid and ask market quotations obtained from a listing exchange or an independent broker who is an established market maker in the security. The valuation designee may use third-party pricing services to assist in the determination of fair value.
With respect to any portion of the fund’s assets that are invested in mutual funds, the fund’s NAV will be calculated based upon the NAVs of such mutual funds. These mutual funds are required to explain the circumstances under which they will use fair value pricing and the effects of using fair value pricing in their prospectuses.
Trading of securities in foreign markets may not take place every day the Cboe is open. Also, trading in some foreign markets and on some electronic trading networks may take place of weekends or holidays when the fund's NAV is not calculated. So, the value of the fund's portfolio may be affected on days when you will not be able to purchase or sell fund shares.

Distributions
Federal tax laws require the fund to make distributions to its shareholders in order to qualify as a regulated investment company. Qualification as a regulated investment company means the fund should not be subject to state or federal income tax on amounts distributed. The distributions generally consist of dividends and interest received by the fund, as well as capital gains realized by the fund on the sale of its investment securities.

Capital gains are increases in the values of capital assets, such as stocks or bonds, from the time the assets are purchased.
The fund generally expects to pay distributions of substantially all of its income, if any, quarterly. Distributions from realized capital gains, if any, are paid annually. It may make more frequent distributions if necessary to comply with Internal Revenue Code provisions.
Although dividends generally will be treated as distributed when paid, any dividend declared by a fund in October, November, or December and payable to shareholders of record in such a month that is paid during the following January will be treated for U.S. federal income tax purposes as received by shareholders on December 31 of the calendar year in which it was declared.
Dividend payments are made through DTC participants and indirect participants to beneficial owners then of record with proceeds received from the fund. Distributions may be automatically reinvested in whole fund shares only if you purchased the shares through a broker that makes such option available.

Taxes
Some of the tax consequences of owning shares of the fund will vary depending on whether you own them through a taxable or tax-deferred account. Distributions by the fund of dividend and interest income, capital gains and other income it has generated through its investment activities will generally be taxable to shareholders who hold shares in a taxable account. Tax consequences also may result when investors sell fund shares.
Tax-Deferred Accounts
If you purchase fund shares through a tax-deferred account, such as an IRA or employer-sponsored retirement plan, income and capital gains distributions usually will not be subject to current taxation but will accumulate in your account under the plan on a tax-deferred basis. Likewise, moving from one fund to another fund within a plan or tax-deferred account generally will not cause you to be taxed. For information about the tax consequences of making purchases or withdrawals through a tax-deferred account, please consult your plan administrator, your summary plan description or a tax advisor.
Taxable Accounts
If you own fund shares through a taxable account, you may be taxed on your investments if the fund makes distributions or if you sell your fund shares.
Taxability of Distributions
Fund distributions may consist of income, such as dividends and interest earned by the fund from its investments, or capital gains generated by the fund from the sale of investment securities. Distributions of income are taxed as ordinary income, unless they are designated as qualified dividend income and you meet a minimum required holding period with respect to your shares of the fund, in which case distributions of income are taxed at the same rates as long-term capital gains.

Qualified dividend income is a dividend received by a fund from the stock of a domestic or qualifying foreign corporation, provided that the fund has held the stock for a required holding period and the stock was not on loan at the time of the dividend.

The tax character of any distributions from capital gains is determined by how long the fund held the underlying security that was sold, not by how long you have been invested in the fund or whether you reinvest your distributions or take them in cash. Short-term (one year or less) capital gains are taxable as ordinary income. Gains on securities held for more than one year are taxed at the lower rates applicable to long-term capital gains.
If a fund’s distributions exceed current and accumulated earnings and profits, such excess will generally be considered a return of capital. A return of capital distribution is generally not subject to tax, but will reduce your cost basis in the fund and result in higher realized capital gains (or lower realized capital losses) upon the sale of fund shares.
You will receive information regarding the tax character of fund distributions for each calendar year in an annual tax mailing.
If you meet specified income levels, you will also be subject to a 3.8% Medicare contribution tax which is imposed on net investment income, including interest, dividends and capital gains. Distributions also may be subject to state and local taxes. Because everyone’s tax situation is unique, you may want to consult your tax professional about federal, state and local tax consequences.
Taxes on Transactions
Your sales of fund shares are subject to capital gains tax. Short-term capital gains are gains on fund shares you held for 12 months or less. Long-term capital gains are gains on fund shares you held for more than 12 months. If your shares decrease in value, their sale will result in a long-term or short-term capital loss. However, you should note that loss realized upon the sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gain to you with respect to those shares. If a loss is realized on the sale of fund shares, the reinvestment in additional fund shares within 30 days before or after the sale may be subject to the wash sale rules of the Internal Revenue Code. This may result in a postponement of the recognition of such loss for federal income tax purposes.
If you have not certified that your Social Security number or tax identification number is correct and that you are not subject to withholding, you may be subject to backup withholding at the applicable federal withholding tax rate on taxable dividends, capital gains distributions and proceeds from the sale of fund shares.

Taxes on Creations and Redemptions of Creation Units
An Authorized Participant who exchanges securities for Creation Units generally will recognize a gain or a loss equal to the difference between the market value of the Creation Units at the time and the sum of the exchanger’s aggregate basis in the securities surrendered plus the amount of cash paid for such Creation Units. A person who redeems Creation Units will generally recognize a gain or loss equal to the difference between the exchanger’s basis in the Creation Units and the sum of the aggregate market value of any securities received plus the amount of any cash received for such Creation Units. The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position.
Any capital gain or loss realized upon the creation of Creation Units will generally be treated as long-term capital gain or loss if the securities exchanged for such Creation Units have been held for more than one year. Any capital gain or loss realized upon the redemption of Creation Units will generally be treated as long-term capital gain or loss if the shares comprising the Creation Units have been held for more than one year. Otherwise, such capital gains or losses will generally be treated as short-term capital gain or loss. Any loss upon a redemption of Creation Units held for six months or less will be treated as a long-term capital loss to the extent of any amounts treated as distributions to the applicable Authorized Participant of long-term capital gain with respect to the Creation Units (including any amounts credited to the Authorized Participant as undistributed capital gains).
If a fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.
Buying a Dividend
Purchasing fund shares in a taxable account shortly before a distribution is sometimes known as buying a dividend. In taxable accounts, you must pay income taxes on the distribution whether you reinvest the distribution or take it in cash. In addition, you will have to pay taxes on the distribution whether the value of your investment decreased, increased or remained the same after you bought the fund shares.
The risk in buying a dividend is that a fund’s portfolio may build up taxable income and gains throughout the period covered by a distribution, as income is earned and securities are sold at a profit. The fund distributes the income and gains to you, after subtracting any losses, even if you did not own the shares when the income was earned or the gains occurred.
If you buy a dividend, you incur the full tax liability of the distribution period, but you may not enjoy the full benefit of the income earned or the gains realized in the fund’s portfolio.

Additional Information
Service, Distribution and Administrative Fees
Investment Company Act Rule 12b-1 permits investment companies that adopt a written plan to pay certain expenses associated with the distribution of their shares out of fund assets. The Board of Trustees has adopted a 12b-1 plan that allows the fund to pay annual fees not to exceed 0.25% to the distributor for distribution and individual shareholder services. However, the Board of Trustees has determined not to authorize payment of a 12b-1 plan fee at this time.
Because these fees may be used to pay for services that are not related to prospective sales of the fund, to the extent that a fee is authorized, the fund will continue to make payments under its plan even if it is closed to new investors. Because these fees are paid out of the fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.
The advisor or its affiliates may make payments to intermediaries for various additional services, other expenses and/or the intermediaries’ distribution of the fund out of their profits or other available sources. Such payments may be made for one or more of the following: (1) distribution, which may include expenses incurred by intermediaries for their sales activities with respect to the fund, such as preparing, printing and distributing sales literature and advertising materials and compensating registered representatives or other employees of such financial intermediaries for their sales activities, as well as the opportunity for the fund to be made available by such intermediaries; (2) shareholder services, such as providing individual and custom investment advisory services to clients of the financial intermediaries; and (3) marketing and promotional services, including business planning assistance, educating personnel about the fund, and sponsorship of sales meetings, which may include covering costs of providing speakers, meals and other entertainment. The advisor may pay partnership and/or sponsorship fees to support seminars, conferences, and other programs designed to educate intermediaries about the fund and may cover the expenses associated with attendance at such meetings, including travel costs. The advisor and its affiliates may also pay fees related to obtaining data regarding intermediary or financial advisor activities to assist American Century with sales reporting, business intelligence and training and education opportunities. These payments and activities are intended to provide an incentive to intermediaries to sell the fund by educating them about the fund and helping defray the costs associated with offering the fund. These payments may create a conflict of interest by influencing the intermediary to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information. The amount of any payments described in this paragraph is determined by the advisor or its affiliates, and all such amounts are paid out of their available assets, and not paid by you or the fund. As a result, the total expense ratio of the fund will not be affected by any such payments.

Financial Highlights
Understanding the Financial Highlights
The table on the next page itemizes what contributed to the changes in share price during the most recently ended fiscal year. It also shows the changes in share price for this period in comparison to changes over the last five fiscal years.
On a per-share basis, the table includes as appropriate
•share price at the beginning of the period
•investment income and capital gains or losses
•distributions of income and capital gains paid to investors
•share price at the end of the period
The table also includes some key statistics for the period as appropriate
•Total Return — the overall percentage of return of the fund, assuming the reinvestment of all distributions
•Expense Ratio — the operating expenses of the fund as a percentage of average net assets
•Net Income Ratio — the net investment income of the fund as a percentage of average net assets
•Portfolio Turnover — the percentage of the fund’s investment portfolio that is replaced during the period
The Financial Highlights have been audited by Deloitte & Touche LLP, independent registered public accounting firm. The Report of Independent Registered Public Accounting Firm and the financial statements are included in the fund’s Form N-CSR, which is available upon request.

American Century Mid Cap Growth Insights ETF

For a Share Outstanding Throughout the Years Ended August 31 (except as noted)
Per-Share Data								Ratios and Supplemental Data
		Income From Investment Operations*:						Ratio to Average Net Assets of†:
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total From Investment Operations	Distributions From Net Investment Income	Net Asset Value, End of Period	Total Return(2)	Operating Expenses	Net Investment Income (Loss)	Portfolio Turnover Rate(3)	Net Assets, End of Period (in thousands)
2025	$59.35	0.12	7.71	7.83	(0.13)	$67.05	13.21%	0.45%	0.19%	44%	$89,514
2024	$47.02	0.08	12.29	12.37	(0.04)	$59.35	26.29%	0.45%	0.15%	68%	$70,329
2023	$44.04	0.02	2.96	2.98	—	$47.02	6.78%	0.45%	0.05%	64%	$45,142
2022	$60.59	(0.08)	(16.47)	(16.55)	—	$44.04	(27.33)%	0.45%	(0.16)%	44%	$23,779
2021	$42.74	(0.11)	17.96	17.85	—	$60.59	41.78%	0.45%	(0.20)%	48%	$22,117

Notes to Financial Highlights
(1)Computed using average shares outstanding throughout the period.
(2)Total returns are calculated based on the net asset value of the last business day. Total returns for periods less than one year are not annualized.
(3)Excludes securities received or delivered in kind.
*The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations due to the timing of transactions in shares of a fund in relation to income earned and/or fluctuations in the fair value of a fund's investments.
†Ratios for periods less than one year are annualized. Zero balances may reflect amounts less than 0.005%.

Where to Find More Information
Annual and Semiannual Reports
Additional information about the fund’s investments is available in the fund’s annual and semiannual reports to shareholders and in Form N-CSR. In the fund’s annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. In Form N-CSR, you will find the fund’s annual and semiannual financial statements. This prospectus incorporates by reference the Report of Independent Registered Public Accounting Firm and the financial statements included in the fund’s Form N-CSR for the fiscal period ended August 31, 2025.
Statement of Additional Information (SAI)
The SAI contains a more detailed legal description of the fund’s operations, investment restrictions, policies and practices. The SAI is incorporated by reference into this prospectus. This means that it is legally part of this prospectus, even if you don’t request a copy.
You may obtain a free copy of the SAI, annual reports and semiannual reports, and other information such as fund financial statements, and you may ask questions about the fund or your accounts, online at americancentury.com, by contacting American Century Investments at the addresses or telephone numbers listed below or by contacting your financial intermediary.
The Securities and Exchange Commission (SEC)
Reports and other information about the fund are available on the EDGAR database on the SEC’s website at sec.gov, and copies of this information may be obtained, after paying a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.
This prospectus shall not constitute an offer to sell securities of the fund in any state, territory, or other jurisdiction where the fund’s shares have not been registered or qualified for sale, unless such registration or qualification is not required, or under any circumstances in which such offer or solicitation would be unlawful.

American Century Investments americancentury.com
Financial Professionals P.O. Box 419385 Kansas City, Missouri 64141-6385 833-ACI-ETFS

Investment Company Act File No. 811-23305
CL-PRS-96282 2610